UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 5, 2022

CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (the “Company”) was held on May 5, 2022. At the 2022 Annual Meeting, the Company’s stockholders voted on the following proposals, which are described in detail in the Company’s 2022 Proxy Statement filed on March 22, 2022:
1.A proposal to elect the eleven (11) directors named in the Proxy Statement to serve until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. Each of the eleven (11) director nominees named in the Proxy Statement was elected as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	213,425,178	15,092,324	200,960	17,774,747
Ita Brennan	220,598,885	7,934,150	185,427	17,774,747
Lewis Chew	228,046,202	483,662	188,598	17,774,747
Anirudh Devgan	227,419,596	1,120,497	178,369	17,774,747
Mary Louise Krakauer	227,056,002	1,469,693	192,767	17,774,747
Julia Liuson	222,602,734	5,909,629	206,099	17,774,747
Dr. James D. Plummer	211,715,013	16,801,069	202,380	17,774,747
Dr. Alberto Sangiovanni-Vincentelli	217,029,047	11,503,678	185,737	17,774,747
Dr. John B. Shoven	209,893,543	18,583,541	241,378	17,774,747
Young K. Sohn	227,098,900	1,369,962	249,600	17,774,747
Lip-Bu Tan	210,885,437	17,660,512	172,513	17,774,747
2.An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
208,340,203	20,091,398	286,861	17,774,747
3.A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
246,124,864	235,258	133,087	N/A
4.A stockholder proposal regarding special meetings. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
85,563,539	142,706,260	448,663	17,774,747

Item 8.01. Other Events.
On May 5, 2022, the Company’s Board of Directors (the “Board”) approved changes to the committee composition of the Board. Effective May 5, 2022, the current composition of the Board committees is as follows:
Audit Committee: Lewis Chew (Chair), Ita Brennan, James Plummer and John Shoven
Compensation Committee: Mark Adams (Chair), Mary Louise Krakauer, Julia Liuson and John Shoven
Corporate Governance and Nominating Committee: Ita Brennan (Chair), Mary Louise Krakauer, Julia Liuson, James Plummer and Alberto Sangiovanni-Vincentelli
Finance Committee: Young Sohn (Chair), Mark Adams, Lewis Chew and Alberto Sangiovanni-Vincentelli

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2022

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Alinka Flaminia
Alinka Flaminia
Senior Vice President, Chief Legal Officer & Corporate Secretary